Vanguard® International Explorer™ Fund

SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 20, 2004

Important Change to Vanguard International Explorer Fund

Fund Temporarily Closed to New Accounts

Effective at 4 p.m., Eastern time, on August 19, 2004, Vanguard International Explorer Fund will no longer accept new accounts. During the closed period, shareholders with open Fund accounts held directly with Vanguard as of August 19, will be permitted to make additional investments in these accounts.

Participants in certain retirement plans may continue to invest in accordance with the terms of their plans.

Other shareholders will not be permitted to make additional investments in the Fund.

There is no specific time frame for when the Fund will reopen.

Vanguard International Explorer Fund may modify these transaction policies at any time without advance notice to shareholders. Please call Vanguard for more detailed information about the Fund’s transaction policies. Investors in nonretirement accounts and IRAs may call Vanguard’s Investor Information Department at 1-800-662-7447. Participants in employer-sponsored retirement plans may call Vanguard Participant Services at 1-800-523-1188.

©2004 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.	PS126 082004